Exhibit 99.2

Vroom Second quarter 2025 earnings august 2025

Disclaimer Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward- looking statements, including without limitation statements regarding our full year 2025 guidance, the impact of the restructuring on our balance sheet, our strategic initiatives, cost-savings and reduction in operating expenses and their expected benefits, our expectations regarding UACC's business, including with respect to originations and the impact of credit tightening and securitization transactions, our available liquidity under the warehouse credit facilities and extensions of these facilities, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which we operate, including publicly available information f rom independent industry analysts and publications, as well as the Company’s own estimates. Our estimates are based on third-party sources, as well as internal research, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. Financial Presentation and Use of Non-GAAP Financial Measures Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures in the Appendix to this presentation. Non-GAAP Combined Three Months Ended March 31, 2025 Our financial results for the periods from January 1, 2025 through January 14, 2025 and the three months ended March 31, 2024 are referred to as those of the “Predecessor” period. Our financial results for the period from January 15, 2025 through March 31, 2025 are referred to as those of the “Successor” period. Our results of operations as reported in our Condensed Consolidated Financial Statements for these periods are prepared in accordance with GAAP. Although GAAP requires that we report our results for the period from January 1, 2025 through January 14, 2025 and the period from January 15, 2025 through March 31, 2025 separately, management views our operating results for the three months ended March 31, 2025 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods. We believe we cannot adequately benchmark the operating results of the period from January 15, 2025 through March 31, 2025 against any of the previous periods reported in our Condensed Consolidated Financial Statements without combining it with the period from January 1, 2025 through January 14, 2025 and do not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding our overall operating performance. Management believes that the key performance metrics for the Successor period when combined with the Predecessor period provide more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, in addition to presenting our results of operations as reported in our Condensed Consolidated Financial Statements in accordance with GAAP, the tables and discussion below also present the combined results for the three months ended March 31, 2025. The combined results for the three months ended March 31, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025 and the Successor period from January 15, 2025 through March 31, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined three months ended March 31, 2025 (prepared on a Non-GAAP basis) and three months ended March 31, 2024 (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the Reorganization transactions and the impact of fresh start accounting. 2 Logo vroom overview

united auto credit business

Financing and Loan Servicing

- Acquired by Vroom in 2022
- Non-prime lending expertise
- Successful capital markets experience
- 9,500+ independent dealer network
- ~$1B gross serviced portfolio
- $436M in indirect loan origination in 2024
- External finance and management portal for dealers
- Consumer payment integrations and auto-pay functionality
- Integrated with largest dealer management platform credit applications
- Automatic pricing programs for both independent and franchise dealerships
- 3rd generation proprietary pricing engine powered by big data models with machine learning
- 100+ nationwide sales team with strong dealer relationships carstory business

Industry Leading Data, AI and Technology

- Acquired by Vroom in 2021
- 18+ years of automotive vehicle history
- Extensive patent portfolio, including 31 issued or allowed and 8 pending patents
- Website conversion expertise
- Data science and analytics
- AI and ML models for vehicle pricing, similarity and imaging processing
- Major financial institution customers, dealers and retail auto service providers
- Vehicle acquisition and pricing product suite for dealers
- Consumer mobile apps with full-featured marketplace and augmented reality shopping experience vroom assets

Automotive eCommerce Platform

- eCommerce used vehicle platform
- Predictive price and P&L models
- Consumer and B2B Inventory acquisition
- Consumer shopping solution
- Self-service checkout
- Consumer transaction hub deal status, pending action items, delivery and registration tracking
- Delivery and logistics solution with integrated tools for seamless driveway experiences
- Patent-pending titling, registration and document platform
- Proprietary document processing pipeline for automated contracting
- Payment integrations for credit card, ACH, debit and wire transfer payments
- Internal sales-enablement platform to guide sales and support agents on financing terms and approval probabilities

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operational update

liquidity and warehouse availability

- $55.9M total available liquidity(1) as of June 30,2025, consisting of:
  - $14.3M cash and cash equivalents
  - $16.6M of excess liquidity available to UACC under the warehouse credit facilities (receivables that could be pledged to draw cash from warehouse lines)
  - $25.0M of available liquidity from line of credit secured by residual certificates
- $600M UACC total warehouse capacity(2)
  - $206M outstanding borrowings, $394M remaining capacity (2)

second quarter 2025 results

- $(8.9)M net loss from continuing operations
- $(6.7)M adjusted net loss from continuing operations(3), in line with previous expectations for quarterly cadence of earnings in 2025
  - Includes $0.7M of depreciation and amortization

performance highlights

- Decrease of gross serviced portfolio year over year, driven by amortization of legacy Vroom partially offset by portfolio indirect origination volume
- Continued progress on reducing operating expenses while driving efficiency improvements throughout the organization

q2 2025 highlights

	second quarter 2024	first quarter 2025	second quarter 2025
gross serviced portfolio	$1,094 million	$1,021 million	$998 million
indirect origination volume(4)	$116 million	$151 million	$114 million
adjusted net income (loss)(3)	$(15) million	$(7) million(5)	$(7) million

trailing 12 month highlights

	ttm second quarter 2024	ttm second quarter 2025	change period over period
indirect origination volume(4)	$459 million	$455 million	$(3) million (0.7)%
adjusted net income (loss)(3)(6)	$(132) million(6)	$(73) million(6)	+$59 million(6)

(1) Total available liquidity is a non-GAAP measure. (2) Excludes $200m of capacity as of June 30, 2025 that subsequently expired on July 21, 2025. (3) Adjusted net income (loss) is a non-GAAP measure. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. (4) Represents retail installment sale contracts originated through third-party dealers. (5) Represents non-GAAP combined results for the three months ended March 31, 2025. For a reconciliation to the most comparable GAAP measure, please see the appendix. (6) Adjusted net income (loss) for the TTM second quarter 2024 and TTM second quarter 2025 is a non-GAAP measure, and TTM second quarter 2025 includes non-GAAP combined results for the three months ended March 31, 2025. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. (7) FY2025 guidance includes non-GAAP combined results for the three months ended March 31, 2025. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for 2025 guidance is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, these costs and expenses that may be incurred in the future

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$55.9m of total available liquidity, improved ttm adjusted net income loss by $59 million year over year

Performance and liquidity bridge $ amounts in millions adjusted net income(Loss)2 $(7) Q1-2025Adjusted Net Income (Loss) $2 Net Interest Income ($2) Realized and unrealized losses, net of Recovery ($2) Noninterest Income $2 Operating Expenses $(7) Q2-2025Adjusted Net Income (Loss)(1) total available liquidity (3)$67 3/31/25Total Available Liquidity(3)($7) q2-25 Adjusted Net Income (loss)(1)( $4) Change in Warehouse Availability $56 6/30/25Total Available Liquidity Net interest income Interest income net of warehouse and securitization interest expense Realized and unrealized losses, net of recovery Mark to market net loss in Q2-2025 compared to gain in Q1-2025; driven by securitization valuations and delinquent receivables, partially offset by gain on securitized eligible receivables noninterest income Primarily driven by quarter over quarter reduction in warranty and GAP income operating expenses Compensation and benefits, professional fees, software and IT costs, interest expense on corporate debt and other operating expenses Change in ware house liquidity Net change in excess liquidity on warehouse lines UACC cash collections offset by operating expenses, new origination funding and change in receivable eligibility (1) Adjusted net income (loss) is a non-GAAP measure. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. (2) Represents non-GAAP combined results for the three months ended March 31, 2025. For a reconciliation to the most comparable GAAP measure, please see the appendix. (3) 3/31/25 Total available liquidity is a non-GAAP measure and represents $14.6 million of unrestricted cash and cash equivalents, as well as $27.3 million of availability from warehouse credit facilities and $25.0 million of availability from line of credit secured by residual certificates. (4) 6/30/25 Total available liquidity is a non-GAAP measure and represents $14.3 million of unrestricted cash and cash equivalents, as well as $16.6 million of availability from warehouse credit facilities and $25.0 million of availability from line of credit secured by residual certificates. 5 Logo

Portfolio performance Cumulative net loss (cnl)(1) proprietary model vs. actual losses(2)12 month cnl covid stimulus credit tightening 48 month cnl (Orange) Multivariate 12 Month CNL Model correlates to (Gray) Actual 12 Month CNL correlates to (Yellow) Actual 48 Month CNL in late 2022 and early 2023, we implemented changes to our crfedit program, tightening credit, which has returned our delinquencies and expected portfolio performance on those vintages to pre-pandemic levels originations from mid-2021 to mid-2022 generally yare concentrated in securitizations in which wr sold residual certificates the credit risk to uaccearnings November 2024 multivariate loss projection negatively impacted by higher delinquencies in march 2025 than prior years, driven by lower utilization of extensions extensions and extended time frame of tax refund disbursement than prioe years (1) Cumulative net loss is the aggregate realized loss (net of recoveries) over a portfolio’s lifetime. (2) This metric, including the ratios, is based on management's proprietary assumptions and formulas and is subject to change from time to time as management continues to evaluate the business. Contiued progress on portfolio performance improvement initiatives 6 Logo

Vroom Appendix

reconciliation of non-gaap financial measures

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: Adjusted net income (loss), total available liquidity, and tangible book value.

Adjusted net income (loss) is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because Adjusted net income (loss) facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes.

Total available liquidity represents unrestricted cash and cash equivalents, availability from warehouse credit facilities and availability from line of credit secured by residual certificates.

These non-GAAP measures have limitations as analytical tools because they does not reflect all of the amounts associated with our results of operations or liquidity as determined in accordance with U.S. GAAP. Additionally, they may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for those comparative purposes. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled these non-GAAP financial measure with the most directly comparable U.S. GAAP financial measure elsewhere herein.

Non-GAAP combined three months ended March 31, 2025

Our financial results for the periods from January 1, 2025 through January 14, 2025 and the three months ended March 31, 2024 are referred to as those of the "Predecessor" period. Our financial results for the period from January 15, 2025 through March 31, 2025, and all subsequent periods, are referred to as those of the "Successor" period. We present the combined results of operations because our Management believes our operating results for the three months ended March 31, 2025 for the combined periods of the applicable Predecessor and Successor periods provides the most meaningful comparison of our results to prior periods.

The following table presents a reconciliation of net income (loss) for the combined periods to the Predecessor and Successor periods:

values in millions	Successor	Successor	Predecessor	Non-GAAP Combined	Predecessor	Predecessor	Predecessor	Predecessor			
	Three Months Ended June 30, 2025	Period from January 15 through March 31, 2025	Period from January 1 through January 14, 2025	Three Months Ended March 31, 2025	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended June 30, 2024	Three Months Ended March 31, 2024	Three Months Ended December 31, 2023	Three Months Ended September 30, 2023	Three Months Ended June 30, 2023
Net income (loss) from continuing operations	(8.9)	(6.5)	45.1	38.6	(36.7)	(37.7)	(19.1)	(44.7)	(26.9)	(34.7)	(7.5)
Stock compensation expense	1.8	0.5	0.1	0.6	0.9	1.2	2.4	1.3	1.8	1.8	1.7
Severance expense	0.4	0.0	0.0	0.0	0.3	0.8	1.7	-	-	-	-
Bankruptcy costs (post-emergence)	-	0.9	-	0.9	3.6	-	-	-	-	-	-
Reorganization items, net	-	-	(51.0)	(51.0)	5.6	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	(18.2)	-	(10.9)
Impairment charges	-	4.2	-	4.2	-	2.4	-	2.8	-	-	-
Adjusted Net Loss	**(6.7)**	**(0.9)**	**(5.8)**	**(6.7)**	**(26.3)**	**(33.3)**	**(15.0)**	**(40.6)**	**(43.4)**	**(33.0)**	**(16.7)**

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